CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Registration Statement on Form N-1A of Northern Lights Fund Trust and to the use of our report dated March 27, 2012 on the financial statements and financial highlights of Adaptive Allocation Fund, a series of shares of beneficial interest of Northern Lights Fund Trust.  Such financial statements and financial highlights appear in the 2012 Annual Report to Shareholders that is incorporated by reference into the Statement of Additional Information.

BBD, LLP

Philadelphia, Pennsylvania

May 29, 2012

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

We consent to the references to our firm in the Registration Statement on Form N-1A of Northern Lights Fund Trust and to the use of our report dated March 29, 2012 on the financial statements and financial highlights of The Biondo Growth Fund and The Biondo Focus Fund, each a series of shares of beneficial interest of Northern Lights Fund Trust.  Such financial statements and financial highlights appear in the 2012 Annual Report to Shareholders that is incorporated by reference into the Statement of Additional Information.

BBD, LLP

Philadelphia, Pennsylvania

May 29, 2012

CONSENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

As independent registered public accountants, we hereby consent to the use of our report incorporated by reference herein dated April 2, 2012, on the financial statements of The Currency Strategies Fund, a series of Northern Lights Fund Trust, as of January 31, 2012 and for the periods indicated therein and to the references to our firm in the Prospectus and the Statement of Additional Information in this Post-Effective Amendment to Northern Lights Fund Trust Registration Statement on Form N-1A.

Cohen Fund Audit Services, Ltd.

Westlake, Ohio

May 29, 2012

Consent of Independent Registered Public Accounting Firm

We consent to the incorporation by reference in the Prospectus and Statement of Additional Information, which are part of such Registration Statement (No. 333-122917) on Form N-1A of Grant Park Managed Futures Strategy Fund, a series of the Northern Lights Fund Trust, of our report dated April 2, 2012, relating to our audit of the consolidated financial statements and consolidated financial highlights as of January 31, 2012 and for the period from March 4, 2011 (commencement of operations) through January 31, 2012.

We also consent to the references to our firm under the headings "Independent Registered Public Accounting Firm" appearing in the Statement of Additional Information and "Consolidated Financial Highlights" appearing in the Prospectus, which are part of the Registration Statement.

/s/ McGladrey LLP

Chicago, Illinois

May 30, 2012